Todd Brice President and Chief Executive Officer Mark Kochvar Chief Financial Officer Second Quarter 2014 Exhibit 99.1

Forward Looking Statement
and Risk Factor
• This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-
looking statements include, among others, statements regarding trends, strategies, plans, beliefs, intentions, expectations, goals and opportunities.  Forward looking statements are typically identified by words or phrases such as believe, expect, anticipate, intend, estimate, assume, strategy, plan, outlook, outcome, continue, remain, trend and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could, may or similar expressions.  Actual results and performance could differ materially from those anticipated by these forward-looking statements.  Factors that could cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, asset quality, including real estate and other collateral values, and competition.
• S&T cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  These forward-looking statements speak only as of the date hereof, and S&T assumes no duty to update forward-looking statements.  Subsequent written or oral statements attributable to S&T or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained herein and those in S&T’s reports previously and subsequently filed with the Securities and Exchange Commission.
1

Non-GAAP Financial Measures
• In addition to the results of operations presented in accordance with Generally Accepted
Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry.  Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries.
2

S&T Bancorp, Inc

- Headquartered in Indiana, PA
- $4.8 billion in assets *(as of 06.30.14)*
- Institutional ownership: 41%
- Insider ownership: 3%
- $740 million market cap. *(as of 06.30.14)*
- Stock price: $24.85 *(as of 06.30.14)*
- Bank holding company with 55 offices and 5 insurance locations
- Northeast Ohio loan production office established in 2012
- Central Ohio loan production office established in 2014
- Hired seven bankers in State College, PA Branch opened in June, 2014
- Stock symbol: STBA-NASDAQ Global Select

Akron
Columbus
Pittsburgh
State College
Harrisburg
Philadelphia
Clarion
Jefferson
Clearfield
Centre
Butler
Armstrong
Indiana
Allegheny
Pittsburgh
Westmoreland
Washington
Cambria
Blair
S&T Bank
Mainline
Gateway
Loan Production Offices

Corporate Profile 3

Performance Summary Dollars in thousands, except per share data *Annualized ** Refer to appendix for reconciliation of Non-GAAP financial measures 4

STBA Investment Thesis
• Stable Western PA economy
• Long-term Marcellus Shale benefit
• Strategic & effective acquisitions/expansions
• Loan growth
• Excellent asset quality
• Demonstrated expense discipline and efficiency
• Historically high performer
• Undervalued compared to peer
5

Source:  Bureau of Labor Statistics
Seasonally adjusted
6
US
PA
Pittsburgh MSA
3.5%
4.5%
5.5%
6.5%
7.5%
8.5%
9.5%
10.5%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Unemployment

Source:  Federal Housing Finance Agency
All Transactions; Not seasonally adjusted
Index 2005: Q1=100
7
US
PA
Pittsburgh MSA
90
95
100
105
110
115
120
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
Housing Price Index

S&T Bancorp, Inc

New York
Ohio
Pennsylvania
West Virginia
STATE COLLEGE
S&T Bank Regional Footprint
S&T Bank Locations
Loan Production Office Locations
Marcellus Shale Formation

Long-Term Marcellus Shale Benefit 8

Strategic and Effective Acquisitions
• 2012 -
Gateway Bank of Pennsylvania
$ 126
• 2012 -
Mainline Bancorp
242
• 2008 -
IBT Bancorp
827
• 2002 -
Peoples Financial Corp
344
• 1998 -
Branch Purchase from Mellon
39
• 1997 -
Peoples Bank of Unity
287
• 1991 -
Atlantic Financial Savings Bank
100
• 1991 -
Vanguard Savings Bank
112
Assets/Deposits Acquired
$2,077
Dollars in Millions
9

Strategic and Effective Expansions
• 2012 –
Loan production office opened in northeast Ohio, August 2012
• 2014 –
Loan production office opened in central Ohio, January 2014
• 2014 –
Hired seven bankers in State College, PA and branch opened
in June, 2014
10

11 2010 2011 2012 2013 2014 -$200 -$150 -$100 -$50 $0 $50 $100 $150 $0 $50 $100 $150 $200 $250 $300 $350 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Loan Growth $ in millions

* Bank Holding Companies $3-10 Billion of Assets 12 Non Performing Loans / Total Loans Peer* 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 2010 2011 2012 2013 1Q 14 2Q 14

* Bank Holding Companies $3-10 Billion of Assets 13 Peer* -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2010 2011 2012 2013 1Q 14 2Q 14 Net Charge Offs / Average Loans

* Bank Holding Companies $3-10 Billion of Assets 14 Peer* 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 2010 2011 2012 2013 1Q 14 2Q 14 Non Interest Expense / Average Assets

15 Full Time Equivalent Employees IBT Mainline Gateway 750 800 850 900 950 1,000 1,050 2008 2009 2010 2011 2012 2013 2014

* Bank Holding Companies $3-10 Billion of Assets 16 Return on Average Assets Peer* 0.0% 0.5% 1.0% 1.5% 2.0% 2010 2011 2012 2013 1Q 14 2Q 14

* Bank Holding Companies $3-10 Billion of Assets 17 Peer* 0.0% 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% 2010 2011 2012 2013 1Q 14 2Q 14 Return on Average Equity

S&T Bancorp, Inc

Undervalued Compared to Peer*

ROA

1.50
1.40
1.30
1.20
1.10
1.00
0.90
0.80
0.70
0.60
0.50

75% Percentile	1.14
Median	0.97
25% Percentile	0.82
S&T	1.13

ROE

12.00
11.00
10.00
9.00
8.00
7.00
6.00
5.00
4.00

75% Percentile	10.79
Median	8.68
25% Percentile	7.00
S&T	9.24

P / TBV

3.00
2.80
2.60
2.40
2.20
2.00
1.80
1.60
1.40
1.20
1.00

75% Percentile	2.13
Median	1.78
25% Percentile	1.59
S&T	1.78

P / E

24
22
20
18
16
14
12

75% Percentile	18.5
Median	16.0
25% Percentile	14.6
S&T	14.1

Source: Bloomberg *KRX – KBW Regional Banking Index as of 8.19.14 18

4 Lines of Business 19 Commercial Banking Retail Banking Wealth Management Insurance

Commercial Banking
• 39 commercial lenders
• 15 business bankers
• Privately held companies with sales
up to $150 million
• Northeast Ohio loan production office,
August, 2012
• Central Ohio loan production office,
January, 2014
20

Retail Banking • Over 110,000 households • 55 branches • Average branch size of $65.7 million • Over 80,000 customers enrolled in online banking • Over 24,000 customers enrolled in mobile banking 21

Wealth Management
• $1.9 billion AUM
• 3 divisions
– S&T Trust
– S&T Financial Services
– RIA/Stewart Capital
• Annual revenue of $10.7 million; double digit growth
• Mineral management capabilities
• Stewart Capital Mid-Cap Fund (SCMFX) with over $80
million in assets; Top 10% performance YTD (6.30.14)
22

S&T-Evergreen Insurance
• Full service agency
– Commercial P&C (75%)
– Group life and health (13%)
– Personal lines (12%)
• Annual revenue of $5.4 million
• Focus on increasing penetration of
S&T customer base
23

The Right Size
• Big enough to:
– Provide full complement of products and services
– Access technology
– Access capital markets
– Attract talent
– Expand – mergers and acquisitions/de novo
• Small enough to:
– Stay close to our customers
– Understand our markets
– Be responsive
24

2Q14	1Q14	2013	2012	2011	2010
Net Interest Income	$36,855	$35,591	$139,193	$135,227	$137,346	$145,846
Noninterest Income	11,771	11,416	51,527	51,912	44,057	47,210
Total Revenue	**48,626**	**47,007**	**190,720**	**187,139**	**181,403**	**$193,056**
Noninterest Expense	30,165	28,914	117,392	122,863	103,908	105,633
Provision for Loan Losses	(1,134)	289	8,311	22,815	15,609	29,511
Net Income Before Taxes	**19,595**	**17,804**	**65,017**	**41,461**	**61,886**	**57,912**
Taxes	4,875	3,771	14,478	7,261	14,622	14,432
Net Income	**14,720**	**14,033**	**50,539**	**34,200**	**47,264**	**43,480**
Preferred Stock Dividends and Discount Amortization	-	-	-	-	7,611	6,201
Net Income Available to Common Shareholders	**$14,720**	**$14,033**	**$50,539**	**$34,200**	**$39,653**	**$37,279**
Diluted Earnings per Share	$0.49	$0.47	$1.70	$1.18	$1.41	$1.34

Income Statement Dollars in thousands, except per share data 25

S&T Bancorp, Inc

	2Q14	1Q14	2013	2012	2011	2010
Securities	$588,488	$551,896	$509,425	$452,266	$356,371	$286,887
Interest-bearing Balances	54,575	114,061	53,594	257,116	208,854	61,260
Loans, Net	3,681,601	3,582,413	3,522,080	3,322,637	3,083,768	3,312,540
Other	463,366	458,617	448,091	494,683	471,001	453,652
Total Assets	**$4,788,030**	**$4,706,987**	**$4,533,190**	**$4,526,702**	**$4,119,994**	**$4,114,339**
Deposits	3,865,246	$3,868,281	$3,672,308	$3,638,428	$3,335,859	$3,317,524
Borrowings	276,524	205,279	241,276	262,302	227,863	160,637
Other Liabilities	49,073	49,776	48,300	88,550	65,746	57,513
Equity	597,187	583,651	571,306	537,422	490,526	578,665
Total Liabilities & Equity	**$4,788,030**	**$4,706,987**	**$4,533,190**	**$4,526,702**	**$4,119,994**	**$4,114,339**

Balance Sheet Dollars in thousands 26

S&T Bancorp, Inc

	2Q14	1Q14	2013	2012	2011	2010
Commercial						
Commercial Real Estate	$1,636,383	$1,607,958	$1,607,756	$1,452,133	$1,415,333	$1,494,202
Commercial & Industrial	922,191	884,870	842,449	791,396	685,753	722,359
Construction	188,311	167,432	143,675	168,143	188,852	259,598
Total Commercial	**2,746,885**	**2,660,260**	**2,593,880**	**2,411,672**	**2,289,938**	**2,476,159**
Consumer						
Residential Mortgage	492,589	490,120	487,092	427,303	358,846	359,536
Home Equity	416,226	410,695	414,195	431,335	411,404	441,096
Installment and Other Consumer	65,838	64,561	67,883	73,875	67,131	74,780
Construction	3,541	2,260	3,149	2,437	2,440	4,019
Total Consumer	**978,194**	**967,636**	**972,319**	**934,950**	**839,821**	**879,431**
Total Portfolio Loans	**3,725,079**	**3,627,896**	**3,566,199**	**3,346,622**	**3,129,759**	**3,355,590**
Total Loans Held for Sale	3,102	1,133	2,136	22,499	2,850	8,337
Total Loans	**3,728,181**	**$3,629,029**	**$3,568,335**	**$3,369,121**	**$3,132,609**	**$3,363,927**

Loan Portfolio Dollars in thousands 27

Asset Quality 28 Dollars in thousands

Capital Ratios ** Refer to appendix for reconciliation of Non-GAAP financial measures 29

S&T Bancorp, Inc

	2Q14	1Q14	2013	2012	2011	2010
Tangible Common Equity/Tangible Assets (Non-GAAP)						
Total Shareholders' Equity	$597,187	$583,651	$571,306	$537,422	$490,526	$578,665
Less: Preferred Equity, Goodwill & Other Intangible Assets, net of deferred tax liability	(177,866)	(178,059)	(178,264)	(181,083)	(171,001)	(278,874)
Tangible Common Equity (Non-GAAP)	**419,321**	**405,592**	**393,042**	**356,339**	**319,525**	**299,791**
Total Assets	4,788,030	4,706,987	4,533,190	4,526,702	4,119,994	4,114,339
Less: Goodwill & Other Intangible Assets, net of deferred tax liability	(177,866)	(178,059)	(178,264)	(181,083)	(171,001)	(172,738)
Tangible Assets (Non-GAAP)	**$4,610,164**	**$4,528,928**	**$4,354,926**	**$4,345,619**	**$3,948,993**	**$3,941,601**
Tangible Common Equity/Tangible Assets (Non-GAAP)	**9.10%**	**8.96%**	**9.03%**	**8.20%**	**8.09%**	**7.61%**
Total Interest Income	$39,872	$38,665	$153,756	$156,251	$165,079	$180,419
Total Interest Expense	3,017	3,074	14,563	21,024	27,733	34,573
Net Interest Income per Consolidated Statements of Net Income	**36,855**	**35,591**	**139,193**	**135,227**	**137,346**	**145,846**
Adjustment to FTE Basis	1,394	1,323	4,850	4,471	4,154	4,627
Net Interest Income per Consolidated Statements of Net Income	**38,249**	**36,914**	**$144,043**	**$139,698**	**$141,500**	**$150,473**
Net Interest Margin	3.43%*	3.38%*	3.39%	3.45%	3.72%	3.93%
Adjustment to FTE Basis	0.13*	0.13*	0.11	0.12	0.11	0.12
Net Interest Margin (FTE) (Non-GAAP)	**3.56%***	**3.51%***	**3.50%**	**3.57%**	**3.83%**	**4.05%**

**Annualized*

APPENDIX – Non-GAAP Measures 30